February 26, 1999


                       Consent of Independent Accountants
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of The Chase Manhattan Corporation (the "Corporation") of our report dated January 20, 1998 appearing on page 45 of the 1997 Annual Report to Stockholders of the Corporation which is incorporated by reference in the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP